EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Peoples Bancorp Inc. Second Amended and Restated Deferred Compensation Plan for Directors of Peoples Bancorp Inc. and Subsidiaries, together with deferred compensation obligations, which represent unsecured obligations of Peoples Bancorp Inc., and of subsidiaries of Peoples Bancorp Inc., to make distributions in respect of deferred compensation in the future in accordance with the terms of the Peoples Bancorp Inc. Second Amended and Restated Deferred Compensation Plan for Directors of Peoples Bancorp Inc. and Subsidiaries, hereby constitutes and appoints Edward G. Sloane as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of February, 2012.

/s/	CHARLES W. SULERZYSKI
Charles W. Sulerzyski

On this 23rd day of February, 2012, did appear Charles W. Sulerzyski, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

	/s/	ANNE GILLILAND
Notary Public

ANNE GILLILAND, Notary Public
[Seal]		In and For The State of Ohio
My Commission Expires April 9, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Peoples Bancorp Inc. Second Amended and Restated Deferred Compensation Plan for Directors of Peoples Bancorp Inc. and Subsidiaries, together with deferred compensation obligations, which represent unsecured obligations of Peoples Bancorp Inc., and of subsidiaries of Peoples Bancorp Inc., to make distributions in respect of deferred compensation in the future in accordance with the terms of the Peoples Bancorp Inc. Second Amended and Restated Deferred Compensation Plan for Directors of Peoples Bancorp Inc. and Subsidiaries, hereby constitutes and appoints Charles W. Sulerzyski and Edward G. Sloane, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of February, 2012.

/s/	CARL BAKER, JR.
Carl Baker, Jr.

On this 23rd day of February, 2012, did appear Carl L. Baker, Jr., a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

	/s/	ANNE GILLILAND
Notary Public

ANNE GILLILAND, Notary Public
[Seal]		In and For The State of Ohio
My Commission Expires April 9, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Peoples Bancorp Inc. Second Amended and Restated Deferred Compensation Plan for Directors of Peoples Bancorp Inc. and Subsidiaries, together with deferred compensation obligations, which represent unsecured obligations of Peoples Bancorp Inc., and of subsidiaries of Peoples Bancorp Inc., to make distributions in respect of deferred compensation in the future in accordance with the terms of the Peoples Bancorp Inc. Second Amended and Restated Deferred Compensation Plan for Directors of Peoples Bancorp Inc. and Subsidiaries, hereby constitutes and appoints Charles W. Sulerzyski and Edward G. Sloane, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of February, 2012.

/s/	GEORGE W. BROUGHTON
George W. Broughton

On this 23rd day of February, 2012, did appear George W. Broughton, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

	/s/	ANNE GILLILAND
Notary Public

ANNE GILLILAND, Notary Public
[Seal]		In and For The State of Ohio
My Commission Expires April 9, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Peoples Bancorp Inc. Second Amended and Restated Deferred Compensation Plan for Directors of Peoples Bancorp Inc. and Subsidiaries, together with deferred compensation obligations, which represent unsecured obligations of Peoples Bancorp Inc., and of subsidiaries of Peoples Bancorp Inc., to make distributions in respect of deferred compensation in the future in accordance with the terms of the Peoples Bancorp Inc. Second Amended and Restated Deferred Compensation Plan for Directors of Peoples Bancorp Inc. and Subsidiaries, hereby constitutes and appoints Charles W. Sulerzyski and Edward G. Sloane, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of February, 2012.

/s/	RICHARD FERGUSON
Richard Ferguson

On this 23rd day of February, 2012, did appear Richard Ferguson, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

	/s/	ANNE GILLILAND
Notary Public

ANNE GILLILAND, Notary Public
[Seal]		In and For The State of Ohio
My Commission Expires April 9, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Peoples Bancorp Inc. Second Amended and Restated Deferred Compensation Plan for Directors of Peoples Bancorp Inc. and Subsidiaries, together with deferred compensation obligations, which represent unsecured obligations of Peoples Bancorp Inc., and of subsidiaries of Peoples Bancorp Inc., to make distributions in respect of deferred compensation in the future in accordance with the terms of the Peoples Bancorp Inc. Second Amended and Restated Deferred Compensation Plan for Directors of Peoples Bancorp Inc. and Subsidiaries, hereby constitutes and appoints Charles W. Sulerzyski and Edward G. Sloane, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of February, 2012.

/s/	JAMES S. HUGGINS
James S. Huggins

On this 23rd day of February, 2012, did appear James S. Huggins, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

	/s/	ANNE GILLILAND
Notary Public

ANNE GILLILAND, Notary Public
[Seal]		In and For The State of Ohio
My Commission Expires April 9, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Peoples Bancorp Inc. Second Amended and Restated Deferred Compensation Plan for Directors of Peoples Bancorp Inc. and Subsidiaries, together with deferred compensation obligations, which represent unsecured obligations of Peoples Bancorp Inc., and of subsidiaries of Peoples Bancorp Inc., to make distributions in respect of deferred compensation in the future in accordance with the terms of the Peoples Bancorp Inc. Second Amended and Restated Deferred Compensation Plan for Directors of Peoples Bancorp Inc. and Subsidiaries, hereby constitutes and appoints Charles W. Sulerzyski and Edward G. Sloane, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 23rd day of February, 2012.

/s/	BRENDA F. JONES
Brenda F. Jones, M.D.

On this 23rd day of February, 2012, did appear Brenda F. Jones, M.D., a person known by me, and she acknowledged that she did sign this Power of Attorney, and that this is her free act and deed.

	/s/	ANNE GILLILAND
Notary Public

ANNE GILLILAND, Notary Public
[Seal]		In and For The State of Ohio
My Commission Expires April 9, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Peoples Bancorp Inc. Second Amended and Restated Deferred Compensation Plan for Directors of Peoples Bancorp Inc. and Subsidiaries, together with deferred compensation obligations, which represent unsecured obligations of Peoples Bancorp Inc., and of subsidiaries of Peoples Bancorp Inc., to make distributions in respect of deferred compensation in the future in accordance with the terms of the Peoples Bancorp Inc. Second Amended and Restated Deferred Compensation Plan for Directors of Peoples Bancorp Inc. and Subsidiaries, hereby constitutes and appoints Charles W. Sulerzyski and Edward G. Sloane, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of February, 2012.

/s/	DAVID L. MEAD
David L. Mead

On this 23rd day of February, 2012, did appear David L. Mead, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

	/s/	ANNE GILLILAND
Notary Public

ANNE GILLILAND, Notary Public
[Seal]		In and For The State of Ohio
My Commission Expires April 9, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Peoples Bancorp Inc. Second Amended and Restated Deferred Compensation Plan for Directors of Peoples Bancorp Inc. and Subsidiaries, together with deferred compensation obligations, which represent unsecured obligations of Peoples Bancorp Inc., and of subsidiaries of Peoples Bancorp Inc., to make distributions in respect of deferred compensation in the future in accordance with the terms of the Peoples Bancorp Inc. Second Amended and Restated Deferred Compensation Plan for Directors of Peoples Bancorp Inc. and Subsidiaries, hereby constitutes and appoints Charles W. Sulerzyski and Edward G. Sloane, and each of them, as her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 23rd day of February, 2012.

/s/	SUSAN D. RECTOR
Susan D. Rector

On this 23rd day of February, 2012, did appear Susan D. Rector, a person known by me, and she acknowledged that she did sign this Power of Attorney, and that this is her free act and deed.

	/s/	ANNE GILLILAND
Notary Public

ANNE GILLILAND, Notary Public
[Seal]		In and For The State of Ohio
My Commission Expires April 9, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Peoples Bancorp Inc. Second Amended and Restated Deferred Compensation Plan for Directors of Peoples Bancorp Inc. and Subsidiaries, together with deferred compensation obligations, which represent unsecured obligations of Peoples Bancorp Inc., and of subsidiaries of Peoples Bancorp Inc., to make distributions in respect of deferred compensation in the future in accordance with the terms of the Peoples Bancorp Inc. Second Amended and Restated Deferred Compensation Plan for Directors of Peoples Bancorp Inc. and Subsidiaries, hereby constitutes and appoints Charles W. Sulerzyski and Edward G. Sloane, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of February, 2012.

/s/	PAUL T. THEISEN
Paul T. Theisen

On this 23rd day of February, 2012, did appear Paul T. Theisen, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

	/s/	ANNE GILLILAND
Notary Public

ANNE GILLILAND, Notary Public
[Seal]		In and For The State of Ohio
My Commission Expires April 9, 2013

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of PEOPLES BANCORP INC., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of its common shares for offering and sale or delivery pursuant to the Peoples Bancorp Inc. Second Amended and Restated Deferred Compensation Plan for Directors of Peoples Bancorp Inc. and Subsidiaries, together with deferred compensation obligations, which represent unsecured obligations of Peoples Bancorp Inc., and of subsidiaries of Peoples Bancorp Inc., to make distributions in respect of deferred compensation in the future in accordance with the terms of the Peoples Bancorp Inc. Second Amended and Restated Deferred Compensation Plan for Directors of Peoples Bancorp Inc. and Subsidiaries, hereby constitutes and appoints Charles W. Sulerzyski and Edward G. Sloane, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of February, 2012.

/s/	THOMAS J. WOLF
Thomas J. Wolf

On this 23rd day of February, 2012, did appear Thomas J. Wolf, a person known by me, and he acknowledged that he did sign this Power of Attorney, and that this is his free act and deed.

	/s/	ANNE GILLILAND
Notary Public

ANNE GILLILAND, Notary Public
[Seal]		In and For The State of Ohio
My Commission Expires April 9, 2013